UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2007
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                               ESSA BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Pennsylvania                         001-33384               20-8023072
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(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


200 Palmer Street, Stroudsburg, Pennsylvania                        18360
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (570) 421-0531
                                                     --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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     Item 5.02 Departure of Certain Officers; Election of Directors; Appointment
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     of Certain Officers; Compensation Arrangement of Certain Officers.
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     The Company's prospectus,  dated February 12, 2007, relating to its initial public offering (the "Prospectus"), disclosed the Company's intention to enter into employment agreements with certain executive officers, and described the terms of the proposed employment agreements. On May 24, 2007, the Company entered into employment agreements with the following officers: Gary S. Olson, President and Chief Executive Officer; Allan A. Muto, Executive Vice President and Chief Financial Officer; Robert S. Howes, Jr., Senior Vice President, Lending Services Division; V. Gail Warner, Vice President, Retail Services Division; Thomas J. Grayuski, Vice President, Human Resource Services Division
and  Diane  K.  Reimer,   Vice  President,   Administrative   Services  Division
(collectively, the "Executives"). The form of employment agreement was included as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-139157). All terms and conditions of these agreements remain as described in the Prospectus.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     ESSA BANCORP, INC.



DATE:  May 30, 2007                  By:     /s/Gary S. Olson
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described in the Prospectus.













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                                              Chief Executive Officer